SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2005

AVAYA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Mount Airy Road Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 25, 2005, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended June 30, 2005 and held a public webcast in connection with the issuance of the press release.  A copy of the charts related to such presentation and certain reconciliation and other information is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.  These materials are also available on the Avaya investor relations website at http://investors.avaya.com/.

Item 9.01. Financial Statements and Exhibits.

(c)                            Exhibits.

99.1         Presentation of Avaya Inc. dated July 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: July 26, 2005	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and
Senior Vice President,
Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Presentation of Avaya Inc. dated July 25, 2005.